EXHIBIT 10.24

THIS AGREEMENT is made on the First day of September 2006.

BETWEEN

SEVEN LICENSING COMPANY LLC, which registered office, is situated at 3151, East Washington Boulevard, Los Angeles, Ca. 90023, U.S.A. (hereinafter known as “Seven 7 Jeans”)

and

TARRANT COMPANY LIMITED which office is situated at 13/F Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong (hereinafter known as “Tarrant”)

RECITALS:

(A)	Seven 7 Jeans is engaged in the business of marketing apparels in U.S.A.

(B)	Tarrant is engaged in sourcing of apparels and textiles on global basis.

(C)	Seven 7 Jeans is desirous of appoint Tarrant as its buying agent to act on the behalf of Seven 7 Jeans in connection with its sourcing and purchases of apparel pursuant to the terms and conditions of this Agreement.

NOW IT IS AGREED as follows:

1. Seven 7 Jeans hereby appoints Tarrant as its agent for sourcing and purchasing of apparel and textiles on global basis.

2. Tarrant, as Seven 7 Jeans’ sourcing agent, will perform the following functions:

i.	Providing Seven 7 Jeans with assistance in related design and development projects;

ii.	Executing development and samples of woven and knitted casual apparel for Seven 7 Jeans to promote and market its products in U.S.A.;

iii.	Sourcing and purchasing of woven and knitted casual apparel merchandises on global basis;

iv.	Executing efficient production and quality control over the production orders placed to Tarrant;

v.	communicating effectively with Seven 7 Jeans and/or its appointed division in relation to the quotations, production status, quality problems, shipment status, and any other information related to the production orders placed to Tarrant;

vi.	working with Seven 7 Jeans and/or its subcontracted factories, whenever applicable, to solve any technical problems, delivery extensions, claims, etc., of the production orders placed to Tarrant

3. Subject to further consent by both parties, the agency appointment will be made on an exclusive basis.

4. It is agreed between Seven 7 Jeans and Tarrant that development and sampling charge of woven and knitted apparel, will be charged by Tarrant for the development and sampling services provided. Such development and sampling charge will be subject to revision upon mutual agreement by both parties.

5. All courier charges will be charged to Seven 7 Jeans on monthly basis.

6. Seven 7 Jeans is liable for any charges that may incurred due to the cancellation of any confirmed orders. Tarrant will issue debit note to Seven 7 Jeans for such charges and this should be settled within 30 days upon presentation of debit notes.

7. It is further agreed that Tarrant will charge a 10% commission on the FOPIQ value of shipments effected. If the shipment terms are of LDP basis, Tarrant will be charging a 15% margin of the LDP shipment value effected.

8. Payment terms of finished goods and commission is 60 days upon receipt of goods (60 ROG). Payment of the development & sampling charges and courier charges should be settled by Seven 7 Jeans to Tarrant within 30 days upon presentation of debit notes by telegraphic remittances.

7. This Agreement is effective from 1st September 2006 and should continue in effect until such time that either party may provide six months of written advance notice for termination of agreement.

8. This Agreement is governed and construed in accordance with the laws of Hong Kong and the Parties hereby submit to the non-exclusive jurisdiction of the courts of Hong Kong.

IN WITNESS whereof the parties hereto have duly executed this AGREEMENT the date and year first above written.

Agreed & Signed by		)
Seven Licensing Company LLC		)
)
)
	/s/ Peter Akaragian	)
Name	Peter Akaragian	)
Passport No.

In presence of		)
)
	/s/ Marieda Cruz	)
Name	Marieda Cruz	)
Passport/I.D. No.

Agreed & Signed by		)
TARRANT COMPANY LIMITED		)
)
	/s/ Chu Hok Ling	)
Name	Chu Hok Ling	)
HKID Card No.	E358258(6))

In presence of
)
)
	/s/ Yuen Hon Yu	)
Name	Yuen Hon Yu	)
HKID Card No.	E981306(1)

AMENDMENT NO. 1 TO AGREEMENT

Between

SEVEN LICENSING COMPANY LLC

And

TARRANT COMPANY LIMITED

THIS AMENDMENT NO. 1 TO AGREEMENT (this “Amendment”), is entered into effective as of January 1, 2007, by and between Seven Licensing Company LLC (“Seven 7 Jeans”) and Tarrant Company Limited (“Tarrant”).

WHEREAS, Seven 7 Jeans and Tarrant have previously entered into that certain Agreement dated as of September 1, 2006 (the “Agreement”), pursuant to which Tarrant was appointed as buying agent to act on behalf of Seven 7 Jeans in connection with sourcing and purchases of apparel. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

WHEREAS, Seven 7 Jeans and Tarrant desire to amend the Agreement as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the parties agree as follows:

1. Amendment to Section 7. Section 7 of the Agreement is hereby amended in its entirety to read as follows:

“7	It is further agreed that Tarrant will charge a 10% commission on the FOBIQ value of shipments effected. If the shipment terms are of LDP basis, Tarrant will be charging an 8% margin of the LDP shipment value effected.”

2. Ratification of Remaining Terms. Except as set forth above, the remaining terms and conditions of the Agreement shall not be amended by this Amendment and shall remain in full force and effect, and binding in accordance with their respective terms.

3. Governing Law. This Amendment is governed and construed in accordance with, the laws of Hong Kong and the parties submit to the non-exclusive jurisdiction of the courts of Hong Kong.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to he duly executed as of the date first above written.

SEVEN LICENSING COMPANY LLC

By:	/s/ Peter Akaragian
Name:	Peter Akaragian
Title:	President and CFO

TARRANT COMPANY LIMITED

By:	/s/ Chu Hok Ling
Name:	Chu Hok Ling
Title:	Director

AMENDMENT NO. 2 TO AGREEMENT

Between

SEVEN LICENSING COMPANY LLC

And

TARRANT COMPANY LIMITED

THIS AMENDMENT NO. 2 AGREEMENT, is entered into effective as of November 1, 2007, by between SEVEN LICENSING COMPANY LLC (“Seven 7 Jeans”) and TARRANT COMPANY LIMITED (“Tarrant”).

Pursuant to the Agreement signed on September 1, 2007, it is agreed that the payment terms listed on point 8 be amended from net 60 ROG to net 90 ROG. All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

TARRANT COMPANY LIMITED

By:	/s/ Chu Hok Ling
Name:	Chu Hok Ling
Title:	Director

SEVEN LICENSING COMPANY LLC

By:	/s/ Peter Akaragian
Name:	Peter Akaragian
Title:	President and CFO

AMENDMENT NO. 3 TO AGREEMENT

Between

SEVEN LICENSING COMPANY LLC

And

TARRANT COMPANY LIMITED

THIS AGREEMENT NO. 3 AGREEMENT, is entered into effective as of June 16th, 2008, by between SEVEN LICENSING COMPANY LLC (“Seven 7 Jeans”) and TARRANT COMPANY LIMITED (“Tarrant”).

Pursuant to the Agreement signed on September 1, 2006, it is agreed that the agent for sourcing and purchasing of apparel and textiles on global basis services be further extended to below two (2) companies, which are inter-related to Seven 7 Jeans:

(A)	ALL IN APPAREL LLC

(B)	SEVEN KNITS LLC

IN WITNESS WHEREOF, the parties have caused this Amendment to he duly executed as of the date first above written.

TARRANT COMPANY LIMITED

By:	/s/ Chu Hok Ling
Name:	Chu Hok Ling
Title:	Director

SEVEN LICENSING COMPANY LLC

By:	/s/ Peter Akaragian
Name:	Peter Akaragian
Title:	President and CFO